EXHIBIT 10.1


     AMENDMENT NO. 1 dated as of July 28, 2000 (this "Amendment"), to the credit agreement dated as of January 7, 1999, as amended and restated as of February 29, 2000, among CENTENNIAL CELLULAR OPERATING CO. LLC, as Borrower; CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower; CENTENNIAL COMMUNICATIONS CORP., as a Guarantor ("Centennial"); the other Guarantors party hereto; each of the lenders from time to time party hereto (individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN BANK, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, "Chase"); MERRILL LYNCH & CO. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, and Chase, the "Co-Syndication Agents"); BANK OF AMERICA, N.A., as arranger and administrative agent (in such capacity, together with its successors in such capacity, "Administrative Agent"); and THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, together with its successors in such capacity, "Documentation Agent").

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower and the PR Borrower.

B. PR Borrower has acquired or will acquire through its newly formed Subsidiary, Centennial Jamaica Operations Corp. ("Jamaica Holdings"), a Delaware company, 51% of Centennial Digital Jamaica Limited, a Jamaican company and the owner of a 800 MHS CDMA license covering Jamaica (together with any of its subsidiaries, "Jamaica Operations"). In connection therewith, the Companies plan to make certain investments in the Jamaica Operations.

C. The Borrower and the PR Borrower have requested that the Majority Lenders and the Administrative Agent agree to amend the Credit Agreement, as provided herein and to permit the transactions described above, as provided for herein.

D. The Majority Lenders and the Administrative Agent are willing so to consent to the transactions described above and to amend the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of Operating Cash Flow:

"Notwithstanding any provisions of this Agreement, distributions received from Jamaica Operations may be included in the calculation of Operating Cash Flow. "

     (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

     "Jamaica Holdings" shall mean Centennial Jamaica Operations Corp., a Delaware company.

     "Jamaica Operations" shall mean Centennial Digital Jamaica Limited, a Jamaican company, and any of its subsidiaries.

     SECTION 2. Amendment to Credit Agreement. The Credit Agreement is hereby amended by adding a new Section 1.05 which provides as follows:

     "1.05 Jamaica Notwithstanding any other provisions of this Agreement:

     (a) Jamaica  Operations  shall not be Companies under the Credit  Agreement
and  other  Credit   Documents  and  shall  not  be  subject  to  any  covenant, representation or Default made or set forth herein or therein.

     (b) All accounting and financial calculations and determinations (including all compliance determinations under Section 9 of the Credit Agreement) hereunder shall be made without consolidating the accounts of Jamaica Operations with those of the Companies, notwithstanding that such treatment is inconsistent with GAAP.

     (c) Investments by the Companies shall be permitted in Jamaica Operations in an amount not exceeding 4% of the consolidated total assets of the Companies in the aggregate.

     (d) Companies will pledge 100% of their Jamaica Holdings Equity Interests to the Collateral Agent for the benefit of the Secured Parties, but Equity Interests in Jamaica Operations shall not be pledged or required to be pledged to the Collateral Agent for the benefit of the Secured Parties.

     (e) Dispositions of Equity Interests in or assets of Jamaica Operations will not be subject to Section 9.06.

     (f) The Companies will be permitted to pledge their Equity Interests in Jamaica Operations to secure financing for Jamaica Operations and to encumber the assets of Jamaica Operations.

     (g) Section 9.20, including the guarantee requirements thereof, shall apply to Jamaica Holdings."

     SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Obligors represent and warrant to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article VIII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the PR Borrower, the Majority Lenders and the Administrative Agent.

     SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 9. Expenses. The Borrower agrees to reimburse Chase for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for Chase.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.




                           CENTENNIAL CELLULAR OPERATING CO. LLC,

                              by_________________________________
                                Name:
                                Title:


                           CENTENNIAL PUERTO RICO OPERATIONS CORP.,

                              by_________________________________
                                 Name:
                                 Title:


                           CENTENNIAL COMMUNICATIONS CORP.,

                               by________________________________
                                 Name:
                                 Title:


                           THE CHASE MANHATTAN BANK, individually and as co-lead arranger and co-syndication agent,

                               by________________________________

                                 Name:
                                 Title:


                            MERRILL LYNCH, PIERCE, FENNER & SMITH
                            INCORPORATED, individually and as co-lead arranger and co-syndication agent,

                                by________________________________

                                  Name:
                                  Title:


                            BANK OF AMERICA, N.A., individually and as arranger and administrative agent,

                                by________________________________

                                  Name:
                                  Title:


                           THE BANK OF NOVA SCOTIA, individually and as documentation agent,


                                by_________________________________

                                  Name:
                                 Title:

GUARANTORS:

CENTENNIAL COMMUNICATIONS CORP.
ALEXANDRIA CELLULAR CORPORATION
ALEXANDRIA CELLULAR LICENSE
     CORPORATION
BAUCE COMMUNICATIONS, INC.
BAUCE COMMUNICATIONS OF BEAUMONT, INC.
CENTENNIAL ASHE CELLULAR CORP.
CENTENNIAL BEAUREGARD HOLDING CORP.
CENTENNIAL BENTON HARBOR CELLULAR CORP.
CENTENNIAL BENTON HARBOR HOLDING CORP.
CENTENNIAL CALDWELL CELLULAR CORP.
CENTENNIAL CARIBBEAN HOLDING CORP.
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF DEL NORTE
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF LAWRENCE
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF MODOC
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF SACRAMENTO VALLEY
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF SAN FRANCISCO
CENTENNIAL CLAIBORNE CELLULAR CORP.
CENTENNIAL CLINTON CELLULAR CORP.
CENTENNIAL DESOTO CELLULAR CORP.
CENTENNIAL FLORIDA SWITCH CORP.
CENTENNIAL IBERIA HOLDING CORP.
CENTENNIAL JACKSON CELLULAR CORP.
CENTENNIAL LAFAYETTE CELLULAR CORP.
CENTENNIAL LAKE CHARLES CELLULAR CORP.
CENTENNIAL LOUISIANA HOLDING CORP.
CENTENNIAL MEGA COMM HOLDING CORP.
CENTENNIAL MICHIANA LICENSE COMPANY LLC
CENTENNIAL MICHIGAN RSA 6 CELLULAR CORP.
CENTENNIAL MICHIGAN RSA 7 CELLULAR CORP.
CENTENNIAL PUERTO RICO HOLDING CORP. I
CENTENNIAL PUERTO RICO HOLDING CORP. II
CENTENNIAL PUERTO RICO LICENSE CORP.
CENTENNIAL PUERTO RICO OPERATIONS CORP.

CENTENNIAL RANDOLPH HOLDING CORP.
CENTENNIAL SOUTHEAST LICENSE COMPANY LLC
CENTENNIAL SOUTHWEST LICENSE COMPANY LLC
CENTURY BEAUMONT CELLULAR CORP.
CENTURY CHARLOTTESVILLE CELLULAR CORP.
CENTURY EL CENTRO CORP.
CENTURY ELKHART CELLULAR CORP.
CENTURY INDIANA CELLULAR CORP.
CENTURY LYNCHBURG CELLULAR CORP.
CENTURY MICHIANA CELLULAR CORP.
CENTURY MICHIGAN CELLULAR CORP.
CENTURY ROANOKE CELLULAR CORP. (DE)
CENTURY ROANOKE CELLULAR CORP. (VA)
CENTURY SOUTH BEND CELLULAR CORP.
CENTURY YUMA CELLULAR CORP.
CENTURY YUMA PAGING CORP.
EL CENTRO CELLULAR CORP.
ELKHART METRONET, INC.
HENDRIX ELECTRONICS, INC.
HENDRIX RADIO COMMUNICATIONS, INC.
INTEGRATED SYSTEMS INC.
LAFAYETTE COMMUNICATIONS, INC.
MICHIANA METRONET, INC.
SOUTH BEND METRONET, INC.


Each as a Guarantor and Pledgor

By:___________________________
     Name:
     Title:
CENTENNIAL BEAUREGARD CELLULAR LLC,
    as a Guarantor and Pledgor


By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
   a Managing Member


By:___________________________
     Name:
     Title:

CENTENNIAL CELLULAR TRI-STATE OPERATING PARTNERSHIP, as a Guarantor and Pledgor

By:  CENTENNIAL CLINTON CELLULAR CORP.,
as a General Partner


By:___________________________
     Name:
     Title:


CENTENNIAL HAMMOND CELLULAR LLC,
   as a Guarantor and Pledgor


 By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
  a Managing Member


By:___________________________
     Name:
     Title:

CENTENNIAL MOREHOUSE CELLULAR LLC,
   as a Guarantor and Pledgor


By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
   a Managing Member


By:___________________________
     Name:
     Title:


CENTENNIAL RANDOLPH CELLULAR LLC,
   as a Guarantor and Pledgor


By:  CENTENNIAL RANDOLPH HOLDING CORP.,
   a Managing Member


By:___________________________
     Name:
     Title:

IBERIA CELLULAR TELEPHONE COMPANY LLC,
   as a Guarantor and Pledgor


By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
   a Managing Member


By:___________________________
     Name:
     Title:


LAFAYETTE CELLULAR TELEPHONE COMPANY,
   as a Guarantor and Pledgor


By:___________________________
     Name:
     Title:


MEGA COMM LLC,
   as a Guarantor and Pledgor


By:  MEGA COMM HOLDING CORP.,
   a Managing Member


By:___________________________
     Name:
     Title:

______________________________, as a lender


     by

         Name:
         Title: